Exhibit 3.1

Delaware    PAGE    1
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "NISOURCE OPERATING
LLC", FILED IN THIS OFFICE ON THE FIFTH DAY OF DECEMBER, A.D.
2007, AT 7:20 O'CLOCK P.M .

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State
4468510 8100                    AUTHENTICATION : 6215399

071289741                             DATE: 12-06-07
You may verify this certificate online
at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:19 PM 12/05/2007
FILED 07:20 PM 12/05/2007
SRV 071289741 - 4468510 FILE

CERTIFICATE OF FORMATION
OF
NISOURCE OPERATING LLC

This Certificate of Formation, dated December 5, 2007, has been duly executed and is filed pursuant to Sections 18-201 and 18-204 of the Delaware Limited Liability Company Act (the "Act") to form a limited liability company (the "Company") under the Act.

1.Name. The name of the Company is:

NiSource Operating LLC

2.Registered Office; Registered Agent. The address of the registered office required to be maintained by Section 18-104 of the Act is:

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808.

The name and the address of the registered agent for service of process required to be maintained by Section 18-104 of the Act are:

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808.

EXECUTED as of the date written first above.

NISOURCE ENERGY PARTNERS, L.P.

By: NiSource GP, LLC, its General Partner

By: Columbia Energy Group, its sole
member

By: /s/ Gary W. Pottorff
Gary W. Pottorff
Authorized Person

CERTIFICATE OF FORMATION
OF
NISOURCE OPERATING LLC

This Certificate of Formation, dated December 5, 2007, has been duly executed and is filed pursuant to Sections 18-201 and 18-204 of the Delaware Limited Liability Company Act (the "Act") to form a limited liability company (the "Company") under the Act.

1.    Name. The name of the Company is:

NiSource Operating LLC

2.     Registered Office; Registered Agent. The address of the registered office required to be maintained by Section 18-104 of the Act is:

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808.

The name and the address of the registered agent for service of process required to be maintained by Section 18-104 of the Act are:

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808.

EXECUTED as of the date written first above.

NISOURCE ENERGY PARTNERS, L.P.

By: NiSource GP, LLC, its General Partner

By: Columbia Energy Group, its sole
member

By: /s/ Gary W. Pottorff
Gary W. Pottorff
Authorized Person